SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 13, 1997


                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                      33-86166                      52-1887105
(State of Organization)       (Commission File No.)             (IRS Employer
                                                          Identification Number)

                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)

Item 5. Other Events

RED HOT CONCEPTS DECENTRALIZES MANAGEMENT AND NAMES
NEW PRESIDENT

     On May 13, 1997, Red Hot Concepts, Inc. announced that Chairman of the Board, Colin Halpern, has resumed the role of president, replacing Norman J. Abdallah, who has left the Company to pursue other interests. Mr. Halpern has served as president of the Company from its inception until he hired Mr. Abdallah in August 1996.

Item 7. Financial Statements and Exhibits

(C)  Exhibits

     The following exhibit is filed as part of this Current Report on Form 8-K:


EX-99.1   Press Release From Red Hot Concepts, Inc. (May 13, 1997)

                                   SIGNATURES



     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Red Hot Concepts, Inc.



                                     By:/s/ Colin Halpern
                                        Colin Halpern
                                        President

                                     Date:  May 14, 1997__

                                    EXHIBITS



Exhibit Number and Description



EX-99.1  Press Release From Red Hot Concepts, Inc. (May 13, 1997)